First National Bank of Joliet
                            Retirement Plan & Trust
                       (As Amended and Restated Effective
                               November 1, 1995)


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First National Bank of Joliet Retirement Plan & Trust
(As Amended and Restated Effective November 1, 1995)

Contents


Section                                                                     Page

    Article I. Establishment and Name of Plan 1.

    1.1 Establishment and Name of Plan
    1.2 Purpose of Plan
    1.3 Provisions of Plan

    Article II. Definitions

    2.1 Definitions
    2.2 Gender and Number

    Article III. Eligibility and Participation

    3.1 Eligibility and  Participation
    3.2 Application for  Participation
    3.3 Effective  Date of  Participation
    3.4 Election not to Participate
    3.5 Duration  of  Participation
    3.6 Transferred  or  Rehired  Employees
    3.7 Employee of Nonparticipating Affiliate Who Becomes a
        Participant Following Break in Service

    Article IV. Service

    4.1 Hour of Service
    4.2 Eligibility Service
    4.3 Vesting Service
    4.4 Benefit  Service
    4.5 Break in Service
    4.6 One-Year Break in Service
    4.7 Repayments
    4.8 No Duplication of Service

    Article V.  Contribution  and Valuation

    5.1 Payment of  Contributions
    5.2 Actuarial Methods

    Article VI. Benefits

    6.1  Normal Retirement Benefits
    6.2  Disability  Retirement Benefits
    6.3  Deferred  Vested  Retirement  Benefits
    6.4  Limitation  of  Benefits
    6.5  Distribution of Annuity Contract
    6.6  Reemployment After Benefit  Commencement but  Prior  to
         Normal   Retirement  Age
    6.7  Reemployment   After  Benefit Commencement  and After
         Attaining  Normal  Retirement  Age
    6.8  Suspension of Benefits Notice and Procedures
    6.9  Distribution for Minor Beneficiary
    6.10 Effect of Social Security Act


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First National Bank of Joliet Retirement Plan & Trust
(As Amended and Restated Effective November 1, 1995)

Contents

Section                                                                     Page

    Article VII. Distribution

    7.1 Normal Form of Payment
    7.2 Waiver of Normal  Form of Payment.
    7.3 Optional  Forms of Payment
    7.4 Payment  of Small  Amounts
    7.5 Consent to Early Distribution
    7.6 Direct Rollovers of Eligible Rollover Distributions
    7.7 Required  Distributions and Restrictions on Distributions
    7.8 Withholding Taxes
    7.9 Notice of Address

    Article VIII. Preretirement Death Benefits

    8.1 Preretirement Death Benefits--Married  Participants
    8.2 Preretirement Death Benefit--Unmarried Participants

    Article IX. Beneficiary Designation

    9.1 Beneficiary Designation 37

    Article X. Trustee

    10.1  General  Responsibilities  of  Trustee
    10.2  Investment  Powers and Duties of  Trustee
    10.3  Other  Powers of  Trustee
    10.4  Duties of Trustee Regarding Payments
    10.5  Trustee's Compensation and Expenses and Taxes
    10.6  Annual  Report  of  Trustee
    10.7  Audit
    10.8  Resignation,  Removal,  and Succession of Trustee
    10.9  Transfer of Interest
    10.10 Nonreversion

    Article XI. Appointment of Fiduciaries and Administration of the Plan and the Trust Fund

    11.1  Powers and  Responsibilities  of Company
    11.2  Assignment and Designation of Administrative Authority
    11.3  Allocation and Delegation of Responsibilities
    11.4  Powers,  Duties, and  Responsibilities of Administrator
    11.5  Records and Reports
    11.6  Appointment of Advisers
    11.7  Information from  Employer
    11.8  Payment of Expenses
    11.9  Majority  Actions
    11.10 Claims Procedure
    11.11 Claims Review Procedure

    Article XII. Amendment and Termination

    12.1 Amendment and Termination of the Plan
    12.2 Distribution on Termination


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First National Bank of Joliet Retirement Plan & Trust
(As Amended and Restated Effective November 1, 1995)

Contents


Section                                                                     Page


    12.3 Merger or Consolidation or Transfer
    12.4 Effect of Contingencies Affecting Company
    12.5 Amendment of Vesting Schedule

    Article XIII. Temporary Restrictions on Benefits

    13.1  Temporary   Restrictions   on  Benefits   Payable  to
          Certain  Highly Compensated Participants

    Article XIV. Participation in and Withdrawal from the Plan by an Employer

    14.1 Participation in the Plan
    14.2 Withdrawal from the Plan

    Article XV.  Miscellaneous

    15.1   Member's  Rights
    15.2   Alienation
    15.3   Unclaimed  Amounts
    15.4   Construction  of Plan
    15.5   Legal  Action
    15.6   Prohibition  Against  Diversion of Funds
    15.7   Bonding
    15.8   Company's  and Trustee's Protective Clause
    15.9   Insurer's Protective Clause
    15.10  Receipt and Release for Payments
    15.11  Action by Company
    15.12  Named  Fiduciaries and Allocation of Responsibility
    15.13  Illegality of Particular  Provision
    15.14  Effect of Mistake
    15.15  Absence of Guaranty
    15.16  Headings
    15.17  Uniformity

    Article XVI. Top-Heavy Provisions

    16.1 Top-Heavy Rules



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Article I. Establishment and Name of Plan

1.1 Establishment and Name of Plan

Effective November 1, 1963, First National Bank of Joliet (hereinafter referred to as the "Company") established a defined benefit pension plan for the exclusive benefit of its eligible employees which, as last amended effective as of November 1, 1984, has been known as the "First National Bank of Joliet Retirement Plan & Trust" (hereinafter referred to as the "Plan"). The Plan is hereby further amended and restated as set forth herein effective as of November 1, 1995 (except as otherwise specifically provided).

1.2 Purpose of Plan

The  purpose  of  this  Plan  is  to  provide   payments  to  Members  of  their
Beneficiaries upon their retirement, death, or other separation from service.

1.3 Provisions of Plan

The provisions of this Plan shall apply only to Employees who are eligible to participate in the Plan on or after November 1, 1995. Except as otherwise specifically provided herein, the November 1, 1995 amendment and restatement of the Plan shall not, in any way, affect the rights of former Employees who retired or otherwise terminated their employment with the Company prior to November 1, 1995.

Employees who retired with benefits commencing prior to November 1, 1991 or who separated from the employ of the Company prior to such date (or Beneficiaries of such Employees), shall be entitled to the benefits, if any, under the Plan as it existed immediately prior to such date. Except in the case of reemployment after October 31, 1995, the benefits under the November 1, 1995 amendment and restatement of the Plan shall not apply to Employees who retired or separated from the employ of the Company prior to November 1, 1995, or beneficiaries of such Employees.


Article II. Definitions

2.1 Definitions

Whenever used in the Plan, the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein, and when the defined meaning is intended, the term shall be capitalized.

(a) "Accrued Benefit" means the benefit payable under the Plan in the form of a ten-year certain-and-life annuity upon a Member's attainment of Normal Retirement Age, as determined under section 6.1.
(b) "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.
(c) "Actuarial Equivalent" means a form of benefit differing in time, period, or manner of payment from the normal form of benefit provided under the Plan, but having the same value as the benefit which such Actuarial Equivalent replaces. The bases of an Actuarial Equivalent shall be--
    (1) Actuarial Assumptions. Except as otherwise provided hereinafter, the Actuarial Equivalent shall be based on the 1984 Unisex Pension Mortality Table applicable on the date on which benefits under the Plan become payable and a 6 percent interest rate.
    (2) Lump Sum Distributions. For purposes of determining lump sum cash distributions, the interest rate used shall be the lesser of--
        (A)the interest rate specified in (1) above, or
        (B)the immediate and deferred rates which would be used (as of the first day of the Plan Year of the distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on termination of a defined benefit plan.
    (3) Maximum Benefits. For purposes of determining the limitation on annual benefits pursuant to section 6.4, the interest rate used in Actuarial Equivalent shall be that as specified in such section.

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    Notwithstanding  the  foregoing,  the  event  that  this  subsection  (c) is amended, the Actuarial Equivalent of a Member's Accrued Benefit on or after the effective date of such amendment shall be the greater of the Actuarial Equivalent of the Member's Accrued Benefit as of the effective date of such amendment, computed on the prior Actuarial Equivalent basis, and the Actuarial Equivalent of the Member's total Accrued Benefit, computed on the new Actuarial Equivalent basis.

    (d) "Actuary" means a person (or a firm of which he is a member) who is qualified through membership in the Society of Actuaries or its successors, who is an "enrolled actuary" under the Act, and who is chosen by but is independent of the Company.
    (e)"Administrator" means the person or entity designated by the Company pursuant to section 11.2 to administer the Plan.
    (f) "Affiliate" means--
        (1) any corporation other than the Company, i.e., either a subsidiary corporation or an affiliated or associated corporation of the Company, which together with the Company is a member of a "controlled group of corporations" (as defined in Code section 1563(a), determined without regard to Code section 1563(a)(4) and Code section 1563(e)(3)(C));
        (2) any organization which together with the Company is under "common control" (as defined in Code section 414(c));
        (3) any organization which together with the Company is an "affiliated service group" (as defined in Code section 414(m)); or
        (4) any other entity required to be aggregated with the Company pursuant to regulations under Code section 414(o).
    (g) "Annuity Starting Date" means the first day of the first period for which a Member's normal or deferred vested retirement benefit is due to commence under the terms of the Plan, as described in Article VI.
    (h) "Anniversary Date" means November 1.
    (i) "Average Monthly Compensation" means the average monthly Compensation of a Participant during the five consecutive complete Calendar Years within the last ten consecutive complete calendar years preceding his termination of employment as an Employee in which his Compensation was the highest.

        If a Participant completes fewer than five complete calendar years from his date of employment to his date of termination as an Employee, his Average Monthly Compensation shall mean his monthly Compensation during his months of Service from his date of employment to his date of termination.

        In computing a Participant's Average Monthly Compensation, Compensation subsequent to a Participant's termination of participation in the Plan shall not be recognized.
    (j) "Beneficiary" means the person designated pursuant to section 9.1 to receive the benefits which are payable under the Plan upon or after a Member's death.
    (k) "Benefit Service" means a period of service for benefit accrual purposes, as described in section 4.4.
    (l) "Break in  Service"  means an  absence  from  employment,  as defined in section 4.5.
    (m) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.
    (n) "Company" means the First National Bank of Joliet, a corporation with its principal offices in the State of Illinois, and any successor which may maintain this Plan and any predecessor which has maintained this Plan.

    (o) "Compensation" means--
        (1) the total compensation paid to a Participant by the Employer for a Calendar Year, including regular salary and wages, overtime pay, bonuses, and commissions, and
        (2) any amounts contributed on a Participant's behalf under a cash or deferred arrangement that is maintained by the Employer and qualified under Code section 401(k) or a payroll deduction under Code section 125.

        Any amounts contributed by the Employer to this Plan and any nontaxable fringe benefits provided to a Participant by the Employer shall be not be included in a Participant's Compensation.

        Effective November 1, 1994, the Compensation of each Participant that may be taken into account under paragraphs (1) and (2) above shall not exceed the first $150,000 of a Participant's Compensation (as adjusted by the Secretary of the Treasury under Code section 401(a)(17) and 415(d)).

        Effective November 1, 1989, the Compensation of each Participant that may be taken into account under paragraphs (1) and (2) above shall not exceed the first $200,000 of a Participant's Compensation (as adjusted by the Secretary of the Treasury under Code sections 401(a)(17) and 415(d)).

        In determining the Compensation of a Participant for purposes of the aforementioned limitations, the rules of Code section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. (p) "Contract" or "Policy" means a life insurance policy or annuity contract (group or individual) issued by any insurer selected by the Company.

        All Contracts or Policies issued pursuant to section 6.5 shall be acquired on a uniform and nondiscriminatory basis with respect to the face amount of the death benefit stated in such Contract or Policy.

    (q) "Covered Compensation" means, for any Plan Year, the average (without indexing) of the Social Security Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year a Member attains (or will attain) his Social Security Retirement Age. In determining a Member's Covered Compensation for a Plan Year, the Social Security Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the Social Security Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. A Member's Covered Compensation shall be automatically adjusted for each Plan Year.

        A Member's Covered Compensation for a Plan Year after the 35-year period described above shall be the Member's Covered Compensation for the Plan Year during which the Member attained his Social Security Retirement Age.

        A Member's Covered Compensation for a Plan Year before the 35-year period described above shall be the Social Security Wage Base in effect as of the beginning of the Plan Year. (r) "Effective Date" means November 1, 1963. (s) "Eligible Employee" means any Employee who has satisfied the eligibility requirements of section 3.1. (t) "Eligibility Service" means a period of service for eligibility purposes, as described in section 4.2. (u) "Employee" means any person who is employed by the Company or an Affiliate and any person who is a leased employee to the extent required by Code section 414(n).

    (v) "Employer" means the Company or any Affiliate which elects to become a party to the Plan, with the approval of the Company, by adopting the Plan for the benefit of its eligible Employees in a manner prescribed in
        Article XIV.

    (w) "Fiduciary" means any person who--
        (1) exercises any discretionary authority or discretionary control with respect to the management of the Plan or who exercises any authority or control with respect to the management or disposition of the Plan's assets,
        (2) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or
        (3) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, an Employer and its representative body, and the Administrator.
    (x) "Fiscal Year" means the Company's accounting year of 12 consecutive months commencing on November 1 of each year and ending the following October 31.
    (y) "Funding Policy and Method" means the Company's determination of the Plan's funding goals, based on the Company's acknowledgment of the Plan's needs at any given time to balance the liquidity, investment growth, and stability of the Plan's assets. The Company may, in its discretion, appoint a qualified person or entity to assist it in determining the Plan's Funding Policy and Method.
    (z) "Hour of Service" means a period of employment, as described in section 4.1.
    (aa)"Inactive Participant" means an Employee who was a Participant but who is transferred to and is in a position of employment as an Employee where he is not eligible to participate in the Plan.
    (bb)"Investment Manager" means any person, firm, or corporation that-- (1) is a registered investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company, (2) has the power to manage, acquire, or dispose of Plan assets, and (3) acknowledges in writing its fiduciary responsibility to the Plan.
    (cc)"Member" means a Participant, an Inactive Participant, a Retired Participant, a Terminated Participant, or any other former Employee who is receiving or entitled to receive benefits under the Plan.
    (dd)"One-Year Break in Service" means a period of absence from employment, as described in section 4.6.
    (ee)"Participant"  means any  Employee who  satisfies  the  requirements  of section 3.1 and who elects to participate in the Plan pursuant to sections 3.2 and 3.3.
    (ff)"Plan Year" means the Plan's accounting year of 12 consecutive months commencing on November 1 of each year and ending the following October
        31. The provisions of this section 2.1(ff) shall also be deemed to apply to any period prior to the Plan's Effective Date.
    (gg)"Present Value" means the Actuarial Equivalent present value of a Member's Accrued Benefit on the date of valuation; provided, however, that for purposes of determining if the Plan is top-heavy, the provisions of Article XVI shall apply in determining the Present Value of a Member's Accrued Benefit.
    (hh)"Qualified Joint and Survivor Annuity" means an annuity that is payable on the Member's Annuity Starting Date and that provides monthly payments for the lifetime of a Member and a survivor annuity for the lifetime of the spouse to whom the Member was married on his Annuity Starting Date, with 120 monthly payments guaranteed. Such survivor annuity shall be 50 percent of the amount of the annuity that is payable during the joint lives of the Member and the Member's spouse.
    (ii)"Qualified Preretirement Survivor Annuity" means an annuity that is payable over the life of a Member's surviving spouse, the payments of which are not less than the amounts that would have been payable under the Qualified Joint and Survivor Annuity if such Member had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death.

    (jj)"Reemployment Commencement Date" means the first day following a Break in Service for which an Employee is entitled to be credited with an Hour of Service.
    (kk)"Retired Participant" means a person who has been a Participant but who has become entitled to retirement benefits under the Plan.
    (ll)"Retirement Age" means a Member's Normal Retirement Age or Vested Retirement Age, whichever is applicable, as follows:
        (1) "Normal Retirement Age" means a Member's age when he has both attained his sixty-fifth birthday and the fifth anniversary of his participation in the Plan.
        (2) "Vested Retirement Age" means, for a Member who completes at least one Hour of Service on or after November 1, 1995, a Member's age when he has completed at least three years of Vesting Service.
    (mm)"Retirement Date" means a Member's Normal Retirement Date, Late Retirement Date, Disability Retirement Date, or Vested Retirement Date, whichever is applicable, as follows:
        (1) "Normal Retirement Date" means the Anniversary Date nearest the date a Member attains his Normal Retirement Age.
        (2) "Late Retirement Date" means the Anniversary Date nearest the date a Member's employment with the Employer or a nonparticipating
            Affiliate terminates because of his normal retirement after the occurrence of his Normal Retirement Date.
        (3) "Disability Retirement Date" means the Anniversary Date nearest the date on which--
            (A) a Member's disability benefits end under the long-term disability plan of the Employer or a nonparticipating Affiliate, or
            (B) a Member's employment with the Employer or a nonparticipating Affiliate terminates on account of Total and Permanent Disability.
        (4) "Vested Retirement Date" means, for a Member who has attained his Vested Retirement Age and whose employment with the Employer or a nonparticipating Affiliate terminates for reasons other than normal retirement or death, the Anniversary Date nearest the date a Member attains his Vested Retirement Age.
    (nn)"Social Security Wage Base" means, with respect to any Plan Year, an amount equal to the maximum compensation on which federal Social Security taxes (under the Federal Insurance Contributions Act and applicable regulations) would be applicable on the first day of such Plan Year, whether or not compensation is in fact subject to such tax.
    (oo)"Terminated Participant" means a person who has been a Participant but whose employment has been terminated other than by death, Total and Permanent Disability, or retirement.
    (pp)"Total and Permanent Disability" means a physical or mental condition of a Participant which-- (1) results from bodily injury, disease, or mental disorder; (2) renders the Participant incapable of continuing any gainful occupation; (3) constitutes total disability under the federal Social Security Act; (4) continues for a period of six consecutive months; and (5) causes the Participant's status as an Employee to cease.
    (qq)"Trust Agreement" means any agreement in the nature of a trust established to form a part of this Plan to receive, hold, invest, and dispose of the Trust Fund.
    (rr)"Trustee" means the corporation, individual, individuals, or any combination of such entities or individuals, named and acting as trustee under this Plan or any trust agreement forming a part of the Plan at any time of reference.
    (ss)"Trust Fund" means the assets of every kind and description held for the Plan under any Trust Agreement forming a part of this Plan.
    (tt)"Vesting Service" means a period of service for vesting purposes, as described in section 4.3.

2.2 Gender and Number

Whenever used in the Plan, singular words shall include the plural and masculine words shall include the feminine unless the context clearly indicates a distinction.

Article III. Eligibility and Participation

3.1 Eligibility and Participation

    (a) Each Employee of an Employer on November 1, 1995 who was a "participant" as defined in and covered by the Plan on October 31, 1995, and any other person receiving or eligible to receive any benefits under the Plan on October 31, 1995, shall automatically continue to be a Participant, a Retired Participant, or a Beneficiary, as the case may be, on November 1, 1995.
    (b) An Employee on or after November 1, 1995 (other than a leased employee as defined under Code section 414(n)) shall become an Eligible Employee on the latest of-- (1) the date he attains age 21; (2) the date he becomes an Employee of an Employer; or (3) the date he is credited with one year of Eligibility Service.

3.2 Application for Participation

In order to become a Participant in the Plan, an Eligible Employee must file an application with the Employer and agree to the Plan's terms. In the event that an Eligible Employee fails to file such application, the Employer shall file such application on behalf of the Employee on a nondiscriminatory basis. Upon his acceptance of any benefits under this Plan, such Employee shall automatically be bound by the terms and conditions of the Plan and all amendments to the Plan.

3.3 Effective Date of Participation

Except as otherwise provided under section 3.6, an Eligible Employee who applies for participation under section 3.2 shall become a Participant--

    (a) if the Employee met the  eligibility  requirements  specified in section
        3.1 during the first six months of the Plan Year, as of the first day of the Plan Year in which the Employee met such eligibility requirements; or
    (b) if the Employee met the  eligibility  requirements  specified in section
        3.1 during the last six months of the Plan Year as of the first day of the next succeeding Plan Year.

3.4 Election not to Participate

Any Eligible Employee may, subject to the Company's approval, voluntarily elect not to participate in the Plan. Such election must be communicated to the Company in writing at least 30 days before the beginning of a Plan Year.

An Eligible Employee who elects not to participate in the Plan shall have the right to modify or revoke such election during a subsequent Plan Year. However, in no event shall such Eligible Employee's Accrued Benefit be reduced. Benefit decreases as a result of such election shall be recognized notwithstanding the provisions of section 6.1(d). Benefit increases as a result of the revocation or modification of such election in any Plan Year subsequent to a Plan Year in which benefits have been decreased pursuant to such election shall be treated as benefit increases resulting from a Plan amendment. The funding for such benefit increases shall be based upon reasonable actuarial assumptions which are commonly utilized to fund benefit increases resulting from a Plan amendment. Further, any such benefit increases shall be subject to the restrictions on annual benefits specified in Article XIII upon early termination of the Plan.

3.5 Duration of Participation

Except as expressly provided in section 3.4 above, no Participant shall have any right to revoke, modify, or discontinue his participation in the Plan, or to withdraw from the Plan. An Eligible Employee who becomes a Participant shall continue to be a Participant or Inactive Participant until he terminates from employment, and also shall continue to be a Member thereafter for as long as he is entitled to receive any benefits under the Plan if he thereupon becomes eligible to receive (then or thereafter) a benefit under the Plan. After receiving all benefits to which he is entitled under the Plan, he shall cease to be a Member unless and until he thereafter becomes eligible to again become a Participant.

3.6 Transferred or Rehired Employees

The following rules shall be applicable to Employees who become Participants because of transfer to a status qualifying for participation in the Plan or who become Inactive Participants:

    (a) Any Employee who is transferred from a nonparticipating Affiliate into employment where he becomes a Participant shall be credited with Vesting Service computed as provided in section 4.3 for all his employment with an Employer and nonparticipating Affiliates, before and after such transfer. Except as provided in section 4.4, he shall not be credited with Benefit Service for employment prior to such transfer.
    (b) Any Participant who is transferred into employment as an Employee where he becomes an Inactive Participant shall continue to accrue Vesting Service (but not Benefit Service) under this Plan during the period he is an Inactive Participant. Any benefit to which he may become entitled under this Plan shall be determined on the bases of his Vesting Service before and after the date of such transfer, on the Benefit Service he had prior to the date of such transfer, and on his Average Monthly Compensation and the Covered Compensation under the Plan in effect at the time of his transfer to status as an Inactive Participant.
    (c) Any Employee who has a Break in Service and is subsequently reemployed by the Company or an Affiliate shall be considered a new Employee for purposes of section 3.1, unless--
        (1) he was credited with at least one year of Eligibility Service prior to his Break in Service. In such case, he shall become a Participant under the Plan on the date he is reemployed as an Employee; or
        (2) if paragraph (1) is not applicable, he is reemployed prior to incurring a One-Year Break in Service. In such case, the period commencing on the Break in Service and ending on the date of reemployment shall be credited as Eligibility Service.


3.7 Employee of Nonparticipating Affiliate Who Becomes a Participant Following Break in Service

An Employee of a nonparticipating Affiliate who incurs a Break in Service and who thereafter becomes a Participant under this Plan shall have his benefit calculated in the same manner as a transferred Employee, provided that he is eligible to have his prior employment recognized under section 3.6.

Article IV. Service

4.1 Hour of Service

An Employee's Hours of Service shall be used to determine credit for eligibility to participate in the Plan, eligibility to receive benefits, and amount of benefits. Hours of Service shall be determined as follows:
    (a) An Employee shall receive an Hour of Service for each hour for which he is paid or entitled to payment by an Employer or nonparticipating Affiliate for the performance of duties.
    (b) An Employee shall receive an Hour of Service for each hour for which he is directly or indirectly paid or entitled to payment by an Employer or nonparticipating Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holidays, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this subsection for any single continuous period during which the Employee performs no duties, and no Hour of Service shall be credited based on any payment under a plan maintained solely to comply with applicable workers' compensation, unemployment compensation, or disability insurance laws, or which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee.
    (c) An Employee shall receive an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or nonparticipating Affiliate, with no duplication of credit for hours under subsections (a) or (b) and this subsection (c). With respect to periods described in subsection (b) above, crediting of back pay hours shall be subject to the limitations set forth in that subsection. No more than 501 Hours of Service shall be credited under this subsection for any single continuous period during which the Employee did not or would not have performed duties.
    (d) Solely for purposes of determining whether a One-Year Break in Service has occurred, but not for purposes of determining an Employee's Vesting Service or Benefit Service, an Employee shall receive an Hour of Service for each hour which would have been credited to such Employee but for--
        (1) an approved leave of absence from employment by reason of--
            (A)pregnancy,
            (B)placement  of a child with the  Employee in  connection  with the adoption of such child,
            (C)birth of a child, or
            (D)caring for a child for a period immediately  following such birth or placement; or
        (2) effective  August 8,  1993,  leave of absence  authorized  under the
            Family Medical Leave Act of 1993.

        If the number of hours which would have been credited to the Employee cannot be determined, eight Hours of Service shall be credited per day of such absence. No more than 501 Hours of Service shall be credited under this subsection (d) for any such absence. Hours of Service under this subsection (d) shall be credited in the Plan Year in which the absence from employment commences if the crediting is necessary in order to prevent a One-Year Break in Service except that in the case of Hours of Service credited pursuant to paragraph (1) of this subsection (d), Hours of Service shall be credited in the Plan Year in which the absence from employment commences if the crediting is necessary in order to prevent a One-Year Break in Service, otherwise, in all other cases, such Hours of Service shall be credited in the following Plan Year.
    (e) An Employee shall receive an Hour of Service for each hour of the normally-scheduled workweek for each week during any period he is on any absence from work with the Employer or nonparticipating Affiliate for voluntary or involuntary military service with the United States Armed Forces, but not to exceed the period required under the law pertaining to veterans' reemployment rights; provided, however, that if he fails to report for work at the end of such absence during which he has reemployment rights under law, he shall not receive credit for hours on such leave.
    (f) An Employee shall receive an Hour of Service for each hour of the normally-scheduled workweek for each week of authorized leave of absence granted by the Employer or nonparticipating Affiliate for which he is not compensated; provided, however, if he fails to report for work at the end of such authorized leave of absence, he shall not receive credit for hours on such leave.
For purposes of crediting hours under (b) and (c) above, the Administration shall observe and follow Department of Labor regulation section 2530.200b-2(b) and (c).

4.2 Eligibility Service

Eligibility Service shall be used to determine an Employee's eligibility to participate in the Plan. An Employee shall receive credit for Eligibility Service, determined as follows:

    (a) An Employee shall receive credit for one year of Eligibility Service if he completes at least 1,000 Hours of Service in the 12-month period beginning with his date of hire.
    (b) An Employee shall also receive credit for a year of Eligibility Service for each Plan Year beginning after his date of hire in which he completes at least 1,000 Hours of Service.

4.3 Vesting Service

Vesting Service shall be used to determine an Employee's eligibility to receive benefits and to determine whether an Employee's Vesting Service and Benefit Service prior to a Break in Service shall be reinstated upon reemployment. An Employee shall receive credit for Vesting Service as follows:
    (a) For employment prior to November 1, 1995, an Employee shall receive credit for Vesting Service equal to the years of service for purposes of determining vesting he had under the Plan as of October 31, 1995.
    (b) In addition to Vesting Service under subsection (a) a participant shall receive credit for Benefit Service as follows:
        (1) For Plan Years beginning on or after November 1, 1995, an Employee shall receive credit for a year of Vesting Service for each Plan Year beginning on or after such date in which he is age 18 or older and credited with at least 1,000 Hours of Service.
        (2) Vesting Service shall include any period of employment with an entity prior to the date such entity becomes an Affiliate.
        (3) An Employee who has had a Break in Service and is subsequently reemployed by an Employer or a nonparticipating Affiliate as an Employee shall be considered a new Employee, unless--
            (A) he had at least three years of Vesting  Service at such Break in
                Service, the Vesting Service (and Benefit Service) he had at such Break in Service shall be reinstated, retroactive to his Reemployment Commencement Date, upon his completion of a year of Vesting Service following his reemployment;
            (B) he is  reemployed  before he has  incurred a  One-Year  Break in
                Service. In such case, his prior Vesting Service (and Benefit Service) shall be reinstated upon his reemployment; or
            (C) (if  neither  (A) nor (B)  above  is  applicable)  the  Employee incurred no more than five consecutive One-Year Breaks in Service prior to his reemployment. In such case, his prior
                Vesting Service (and Benefit Service) shall be reinstated retroactive to his Reemployment Commencement Date upon his completion of a year of Vesting Service following his reemployment.

4.4 Benefit Service

Benefit Service shall be used to determine the amount of a Participant's benefit. A Participant shall receive credit for Benefit Service, determined as follows:
    (a) For employment prior to November 1, 1995, a Participant shall receive credit for Benefit Service equal to the years of service for purposes of determining benefits he had as of October 31, 1995.
    (b) In addition to Benefit Service under subsection (a), a Participant shall receive credit for Benefit Service as follows:
        (1) For Plan Years beginning on or after November 1, 1995, a Participant's Benefit Service shall be calculated on a monthly basis. A Participant shall receive Benefit Service credit for each calendar month during a Plan Year in which he is both an Employee and receives credit for at least 83 Hours of Service.
        (2) Except for service in the United States Armed Forces, a Participant shall not be credited with more than six months of Benefit Service during a period in which he is on authorized leave of absence unless the Participant continues to receive Compensation as an Eligible Employee from an Employer for such period.

        (3) Benefit Service shall not include any period of employment with an entity prior to the date such entity becomes an Affiliate unless the Company acts to grant Benefit Service for such employment. If the Company acts to grant Benefit Service for pre-Affiliate employment, the number of years of Benefit Service so granted shall not exceed five.
        (4) Former employees of the Bank of Lockport who become Participants in the Plan shall not receive Benefit Service credit for employment with the Employer prior to January 1, 1992.
        (5) Former employees of Southwest Suburban Bank who become Participants in the Plan shall not receive Benefit Service credit for employment with the Employer prior to November 1, 1989.
        (6) Former employees of Community Bank of Plano who become Participants in the Plan shall not receive Benefit Service credit for employment with the Employer prior to November 1, 1994.

4.5 Break in Service

A Break in Service shall occur for any one of the following reasons:

    (a) if the Employee quits;
    (b) if the Employee is discharged;
    (c) if the Employee fails to report for work within the period required under the law pertaining to veteran's reemployment rights, after he is released from military service with the armed forces of the United States;
    (d) if the Employee fails to report for work on or prior to the first day after a leave of absence which has been granted to him other than for military service or fails to report to work upon recall after a layoff; or
    (e) if the Employee retires hereunder or dies.

    The fact that an Employee who is a Participant becomes an Inactive Participant shall not constitute a Break in Service, but the foregoing rules shall continue to apply to any such Employee during the period he is an Inactive Participant.

4.6 One-Year Break in Service

A One-Year Break in Service shall occur when an Employee who has had a Break in Service receives credit for fewer than 501 Hours of Service during a Plan Year.

4.7 Repayments

If a Participant has a Break in Service and receives a lump sum cashout of his benefit under section 7.3(b) or 7.4, his Benefit Service completed before the Break in Service shall be disregarded upon his reemployment unless the Participant repays the benefit to the Plan.
Repayment must be made before the earlier of--

    (a) the fifth anniversary of his reemployment; or
    (b) the completion of five consecutive One-Year Breaks in Service following the date of distribution.
Such repayment shall include the amount of the cashout plus interest, compounded annually from the date of the distribution.

A Participant or an Inactive Participant who has a Break in Service and does not have any Vested interest in his Accrued Benefit shall be deemed to have received a lump sum cashout of such benefit on the date of his Break in Service. If such Participant or an Inactive Participant is rehired, he shall be treated as having repaid such benefit on his date of rehire.

The interest rate used shall be 120 percent of the federal mid-term rate in effect for the first month of the Plan Year for which interest is being computed. Any benefits attributable to Benefit Service restored under this section 4.7 shall be entitled to all applicable subsidies and optional forms of payment relating to the restored benefits.

4.8 No Duplication of Service

A Member shall not receive any duplicative Benefit Service or Vesting Service for the same period of employment.

Article V. Contribution and Valuation

5.1 Payment of Contributions

No Participant shall be required to make any contribution to the Plan. The Employer shall pay to the Trustee from time to time such amounts, in cash or in property, acceptable to the Trustee as the Administrator and the Employer shall determine, by the application of accepted actuarial methods and assumptions, to be necessary to provide the benefits payable under the Plan. The method of funding such benefits shall be consistent with the Plan's objectives.

5.2 Actuarial Methods

In establishing the Plan's liabilities and contributions, the Actuary shall use such methods and assumptions as will reasonably reflect the cost of the benefits to be provided by the Plan. The Plan's assets are to be valued on the basis of any reasonable method of valuation that takes into account fair market value pursuant to regulations prescribed by the Secretary of the Treasury. The Plan shall be subject to an actuarial valuation at least once every three years.


Article VI. Benefits

6.1 Normal Retirement Benefits
    (a) Eligibility. A Participant who incurs a Break in Service on or after he has attained his Normal Retirement Age shall be eligible to receive a normal retirement benefit under the Plan. Such Member's right to his Accrued Benefit shall be 100 percent vested and nonforfeitable (except for reasons of death or reemployment) upon his attainment of his Normal Retirement Age if he is employed by the Company or an Affiliate on such date.
    (b) Amount. For Plan Years beginning on or after November 1, 1991, the monthly normal retirement benefit payable to a Member who is eligible to receive such benefit pursuant to (a) above shall be an amount equal to the sum of (1) plus (2) below--
        (1) the product of--
            (A) the sum of 1.25 percent of his Average Monthly  Compensation not in excess of Covered Compensation plus .625 percent of his Average Monthly Compensation in excess of Covered Compensation; and
            (B) his years of Benefit Service not in excess of 30 years; and
        (2) the product of--
            (A) .5 percent of his Average Monthly Compensation; and
            (B) his years of  Benefit  Service in excess of 30 but not in excess of 35 years.
        For Plan Years prior to November 1, 1991, the monthly normal retirement benefit payable to a Member who is eligible to receive such benefit shall be computed in accordance with the terms of the Plan document in effect at such time.
    (c) Commencement. Monthly normal retirement benefit payments shall begin as of a Member's Normal Retirement Date, unless the Member elects to defer the commencement of benefit payments to his Late Retirement Date. This subsection (c) shall be subject to the provisions of section 7.7.
    (d) Minimum Benefit.  The retirement benefits payable to a Member under this section 6.1 shall not be less than the largest normal retirement benefit accrued by the Member under the terms of the Plan as in effect as of October 31, 1989, based on the Member's "Years of Service" and "Average Monthly Compensation" as of October 31, 1989.

6.2 Disability Retirement Benefits

    (a) Eligibility. A Participant who incurs a Total and Permanent Disability while an Employee shall be eligible to receive a disability retirement benefit under the Plan.
    (b) Amount. The monthly amount of the disability retirement benefit payable to a Participant who is eligible to receive such benefit pursuant to (a) above shall be his Accrued Benefit, computed as of his Disability Retirement Date.

    (c) Commencement and Duration. Monthly disability retirement benefit payments shall begin as of a Participant's Disability Retirement Date and shall be paid monthly thereafter in the form of a single life annuity as of the first day of each succeeding month until the first to occur of (1), (2), or (3) below:
        (1) the cessation of the Participant's Total and Permanent Disability, at which time the provisions of subsection (d) below shall apply;
        (2) the Participant's death, at which time--
            (A) if the Participant is unmarried,  a preretirement  death benefit shall become payable to the Participant's beneficiary pursuant to section 8.2; or
            (B) if  the  Participant  is  married  and  satisfies  the  one-year marriage requirement specified in section 8.1(b), a Preretirement Survivor Annuity shall become payable to the Participant's surviving spouse pursuant to section 8.1; or
        (3) the Participant's attainment of his Normal Retirement Age, at which time the provisions of section 6.1 shall apply. No additional Benefit Service shall be credited to the Participant after his Disability Retirement Date.
    (d) Cessation of Total and Permanent Disability. Upon the cessation of a Participant's Total and Permanent Disability, his disability retirement benefit shall cease, and the following provisions shall apply:
        (1) If a Participant's Total and Permanent Disability ceases prior to his Normal Retirement Age and he is reemployed by the Employer upon the cessation of his Total and Permanent Disability, he shall have his prior Vesting and Benefit Service reinstated. Upon any subsequent Break in Service, his eligibility for a benefit and the amount of the benefit shall be determined, calculated, and paid as if he were first retired based upon his Vesting and Benefit Service at such Break in Service. However, his benefit at his subsequent retirement shall be appropriately adjusted in a uniform and nondiscriminatory manner to take into account the value of the disability retirement benefit which he previously received.
        (2) If a Participant's Total and Permanent Disability ceases (for any reason except death) prior to his Normal Retirement Age and he is not reemployed by the Employer upon the cessation of his Total and Permanent Disability, he shall assume the status of a terminated
            Participant eligible to receive a deferred vested retirement benefit, and any deferred vested retirement benefit for which he may be eligible shall be calculated and paid based on his Average Monthly Compensation, the Covered Compensation, his Benefit Service, and the benefit formula in effect at his Disability Retirement Date. However, his benefit at his subsequent retirement shall be appropriately adjusted in a uniform and nondiscriminatory manner to take into account the value of the disability retirement benefit which he previously received.

6.3 Deferred Vested Retirement Benefits

    (a) Eligibility. A Member who incurs a Break in Service on or after he has attained his Vested Retirement Age shall be eligible to receive a deferred vested retirement benefit under the Plan.
    (b) Amount. The monthly amount of the deferred vested retirement benefit payable to a Member who is eligible to receive such benefit pursuant to
        (a) above shall be an amount computed in the same manner as a normal retirement benefit under section 6.1(b) based on his Average Monthly Compensation, the Covered Compensation, and his Benefit Service at the time of his Break in Service, but adjusted in accordance with paragraphs
        (1) and (2) below.
        (1) Such amount shall be multiplied by the applicable vested percentage of the Member's benefit, determined as follows:

                      Member's Years                 Vested
                      of Vesting Service          Percentage

                      less than 3                      0%
                      3                               20%
                      4                               40%
                      5                               60%
                      6                               80%
                      7 or more                      100%


        (2) If the Member elects to have his deferred vested retirement benefit payments begin prior to his Normal Retirement Date, such amount shall be reduced by--

            (A) 1/150 for each  complete  calendar  month  (but not more than 60 months), and
            (B) 1/300 for each  complete  calendar  month  (but not more than 60 months) beyond the first 60 months under paragraph (1) above, by which  his  first  deferred  vested  retirement  benefit  payment precedes his Normal Retirement Date.

            If the Member elects to have his deferred vested retirement benefit payments begin prior to his attainment of age 55, such amount shall be reduced on the basis of the applicable Actuarial Equivalent factors.
    (c) Commencement and Duration. Monthly deferred vested retirement benefit payments shall begin as of a Member's Normal Retirement Date, unless he elects to have such payments begin earlier pursuant to subsection (b)(2) above. This subsection (c) shall be subject to the provisions of section 7.7.

6.4 Limitation of Benefits

    (a) Limitation on Benefits. Notwithstanding any other provisions of this Plan to the contrary, effective January 1, 1987, the annual benefit under "any defined benefit plan" payable to a Member shall not exceed the lesser of--
        (1) $90,000 or such higher amount as may be permitted by the Secretary of the Treasury pursuant to section 415(b)(1)(A); or
        (2) 100 percent of the annual average of the highest three consecutive calendar years of compensation paid to him by the Employer during his active participation in this Plan.
        If such annual benefit is payable in a form other than a single-life annuity, the limitation of this subsection (a) shall be adjusted so that it is an Actuarial Equivalent, using the assumptions in subsection (c), to a single-life annuity. For the purposes of the preceding sentence, any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account; and that portion of a joint and survivor annuity which constitutes a Qualified Joint and Survivor Annuity shall not be taken into account.
    (b) Adjustment to Limitations.
        (1) If a Member has less than ten years of participation in the Plan, then the limitation prescribed in subsection (a)(1) shall be adjusted by multiplying such limitation by a fraction, the numerator of which equals the period of time that the Member participated in the Plan and the denominator of which equals ten. A similar reduction  shall be made to the limitation  prescribed in subsection
            (a)(2) for  Members  with less than ten Years of  Service  under the
            Plan.
        (2) The amount of the limitation in subsection (a)(1) shall be further adjusted with respect to benefit commencement prior to the Member's attainment of Social Security Retirement Age so that the limitation (as so adjusted) equals an annual benefit (beginning when the Member's benefit begins) which is the actuarial equivalent to an annual benefit equal to the amount of the limitation in subsection
            (a)(1) commencing at Social Security Retirement Age.
        (3) If the Member's benefit commences after social security retirement age, the amount of the limitation in subsection (a)(1) shall be adjusted so that the limitation (as so adjusted) equals an annual benefit (beginning when the Member's benefit begins) which is the actuarial equivalent of an annual benefit equal to the amount of the limitation in subsection (a)(1) commencing at Social Security Retirement Age.
    (c) Required Actuarial Assumptions. In determining actuarial equivalence and making adjustments for purposes of this section 6.4--
        (1) the limit for benefits payable prior to Social Security Retirement Age shall be adjusted by--
            (A) five-ninths of one percent for each of the first 36 months,
            (B) five-twelfths of one percent for each of the next 24 months, and
            (C) the  monthly   actuarial   adjustment   factor  for  each  month
                thereafter  based  on  the  mortality  assumption  specified  in section 2.1(c) and an interest rate equal to the greater of five percent or the applicable interest rate specified in section 2.1(c);
        (2) the interest rate assumption used for adjusting any limitation for benefits payable after Social Security Retirement Age shall not be greater than the lesser of five percent or the applicable interest rate specified in section 2.1(c); and

        (3) the interest rate assumption used for adjusting any limitation for benefits payable in a form other than a straight-life annuity shall not be less than the greater of five percent or the interest rate specified in section 2.1(c).
    (d) Additional Limitation. If in any Plan Year a Member is covered both under any defined contribution plan and under any defined benefit plan, the sum of the defined benefit plan fraction (as defined in Code section 415(e)(2)) and the defined contribution plan fraction (as defined in Code section 415(e)(3)) for such Plan Year shall not exceed one. It is intended to reduce the benefits payable under any defined benefit plan to the extent necessary to prevent the sum of such fractions for any Plan Year from exceeding one before reducing contributions to any defined contribution plan.
    (e) Right to Higher Accrued Benefit Preserved. Notwithstanding the foregoing, the limitations under subsection (a) and the factor included in the defined benefit plan fraction denominator under subsection (d) above for any person--
        (1) who was a Participant on or before December 31, 1986 shall not be lower than the amount of such Participant's Accrued Benefit under the terms of the Plan as of December 31, 1986;
        (2) who was a Participant on or before December 31, 1982 shall not be lower than the amount of such Participant's Accrued Benefit, not to exceed $136,425, under the terms of the Plan as of December 31, 1982; or
        (3) who was a Participant in the Plan on or before October 2, 1973 shall not be lower than such person's retirement benefit determined under the terms of the Plan provisions as in effect on October 2, 1973 based upon Compensation as of such date and Service as of termination of employment.
    (f) Additional Definitions. For the purpose of this section 4.6, the following terms shall have these meanings:
        (1) "Affiliate" shall have the meaning prescribed in section 2.1(c), except that in applying Code section 414(b) and (c), the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code section 1563(a)(1).
        (2) "Any defined benefit plan" means this Plan and any other defined benefit plans of the Employer and Affiliates considered as one plan.
        (3) "Any defined contribution plan" means all defined contribution plans of the Employer and Affiliates considered as one plan.
        (4) The  "limitation  year"  for the  purposes  of  Treasury  regulation section 1.415-2(a) shall be the Plan Year.
        (5) "Compensation" means a Participant's earned income, including wages, salaries, fees for professional services, other amounts received for personal services actually rendered in the course of employment with the Employer or an Affiliate, and other amounts of earned income delineated under Treasury regulation section 1.415-2(d).
        (6) "Social Security Retirement Age" means the age under section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if early retirement age under section 216(l)(2) of such Act is 62.
The above limitations are intended to comply with the provisions of section 415 of the Code, so that the maximum benefits provided by plans of the Employer and Affiliates shall be exactly equal to the maximum amounts allowed under section 415 of the Code and regulations thereunder.

6.5 Distribution of Annuity Contract

The Administrator may, in its sole discretion, direct the distribution of a Contract to any Member who has retired or whose employment has terminated. Any such Contract shall provide for payments in an amount equal to the benefits due the Member under the Plan. Delivery of any such Contract to a Member shall be in full satisfaction of the Member's rights under the Plan, and upon the delivery of such Contract to a Member, the Member shall have no further interest in the Trust Fund, but shall look solely to the insurer issuing such Contract for the payment of his benefits.

6.6 Reemployment  After Benefit  Commencement but Prior to Normal Retirement Age

If a Member whose benefits under the Plan have commenced is reemployed as an Employee before his Normal Retirement Age, his benefit payments shall be discontinued and shall not be paid or accrue during the period of such reemployment, his previous election of form of payment shall be cancelled, and he shall have the Vesting Service and Benefit Service he had at the time of his retirement reinstated. Upon his subsequent retirement, his eligibility for a benefit and the amount of the benefit shall be determined, calculated, and paid as if he were then first retired based upon such reinstated Vesting Service and Benefit Service, plus Vesting Service and Benefit Service earned following the date of reemployment, but such benefit shall be actuarially reduced to account for any retirement benefit payments he may have received prior to his reemployment. In no event will a Member's retirement benefit at his subsequent retirement (prior to reduction for any benefit payments he may have received prior to his reemployment) be less than his benefit at his prior retirement.

The foregoing notwithstanding, if a Member who is reemployed as described above subsequently reaches his Normal Retirement Age and is employed at a rate of fewer than 40 Hours of Service per month, he shall be entitled to receive a normal retirement benefit during such period of reemployment. Such payments shall continue every month thereafter until his rate of employment equals at least 40 Hours of Service per month, at which time his benefits shall be suspended under the terms and conditions described in section 6.7.

6.7  Reemployment   After  Benefit   Commencement  and  After  Attaining  Normal
Retirement  Age

If a Member whose benefits under the Plan have commenced is reemployed as an Employee after his Normal Retirement Age at a rate of at least 40 Hours of Service per month, his benefit payments shall be discontinued and shall not be paid or accrue during the period of such reemployment, his previous election of form of payment shall be cancelled, and he shall have the Vesting Service and Benefit Service he had at the time of his retirement reinstated. Such suspension of benefits shall be done in accordance with Department of Labor regulation section 2530.203-3 and shall include the notice described in section 6.8. Upon his subsequent retirement, his eligibility for a benefit and the amount of the benefit shall be determined, calculated, and paid as if he were then first retired based upon such reinstated Vesting Service and Benefit Service plus Vesting Service and Benefit Service earned following the date of reemployment, but such benefit shall be actuarially reduced to account for any retirement benefit payments he may have received prior to his reemployment. In no event will a Member's retirement benefit at subsequent retirement (prior to reduction for any benefit payments he may have received prior to his reemployment) be less than his benefit at his prior retirement.

If a Member is reemployed as an Employee after his Normal Retirement Age and his rate of employment is for less than 40 Hours of Service per month, he shall receive the same type and amount of benefit payment he was entitled to receive preceding his reemployment during such period of reemployment. Such payments shall continue every month thereafter until his rate of employment equals at least 40 Hours of Service per month, at which time his benefits shall be suspended as described above.

6.8 Suspension of Benefits Notice and Procedures

If an Employee's benefits are to be suspended after age 65, the Plan shall notify the Employee, by personal delivery or first class mail during the first calendar month in which the Plan withholds payments, that benefits are suspended. The notice shall contain--
    (a) a general description of the reasons why payments are suspended;
    (b) a general description of the Plan provisions relating to the suspension of benefits;
    (c) a copy of such Plan provisions;
    (d) a statement that applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations;
    (e) a statement that a review of the suspension may be requested under the claims procedure prescribed in section 11.11;
    (f) if the Plan requires a benefit resumption notice, the procedure and forms; and
    (g) if the Plan requires verification by the Employee that his benefits should not be suspended, the procedure and forms for such verification.

The  Plan  shall  adopt  a  procedure   whereby  an  individual  may  request  a
determination of whether specific contemplated employment after age 65 will result in a suspension of benefits.

6.9 Distribution for Minor Beneficiary

In the event that a distribution is to be made to a minor Beneficiary, the Administrator may, in its sole discretion, direct that such distribution be paid to the Beneficiary's legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Transfers to Minors Act or Transfers to Minors Act, if such is permitted by the laws of the state in which the Beneficiary resides. Such a payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.10 Effect of Social Security Act

Benefits being paid to a Participant or Beneficiary under the terms of this Plan may not be decreased by reason of any post-separation Social Security benefit increases or by reason of any increase in the Social Security Wage Base. Benefits in which an Inactive Participant has a Vested interest may not be decreased by reason of an increase in a benefit level or in the Social Security Wage Base.


Article VII. Distribution

7.1 Normal Form of Payment

    (a) Unmarried Members. The normal form of payment for a Member who has a nonforfeitable right to all or a portion of his Accrued Benefit and who is not married on the Annuity Starting Date shall be a ten-year certain-and-life annuity.
    (b) Married Members. The normal form of payment for a Member who has a nonforfeitable right to all or a portion of his Accrued Benefit and who is married on the Annuity Starting Date shall be the Actuarial Equivalent of a ten-year certain-and-life annuity payable as a Qualified Joint and Survivor Annuity.

7.2 Waiver of Normal Form of Payment.

    (a) Election to Waive. Each Member may elect to waive, or revoke an election to waive, the normal form of benefit prescribed under section 7.1. Any such election to waive or revocation of such election may be made at any time during the 90-day period ending on the Member's Annuity Starting Date.
    (b) Spousal Consent. An election to waive the Qualified Joint and Survivor normal form of benefit under section 7.1(b) shall not take effect unless the spouse of the Member consents in writing to such election and such consent acknowledges the effect of such election, the specific nonspouse Beneficiary or Beneficiaries, if any, the specific optional form of benefit chosen, and is witnessed by a person designated by the Administrator or a notary public. Spousal consent to a waiver of the Qualified Joint and Survivor Annuity form of benefit shall be effective only with respect to the spouse signing the consent and shall not be required if the Member establishes to the satisfaction of the Administrator that such consent may not be obtained because of reasons described in the Code or regulations thereunder.

    (c) Notice Requirement. The Administrator shall provide to each Member (by mail or personal delivery), no less than 30 days nor more than 90 days before the Member's Annuity Starting Date, a written explanation with respect to the normal form of benefits. Such explanation shall provide the information required pursuant to subsection (d).
    (d) Written Explanation. The written explanation required pursuant to subsection (c) shall describe the terms and conditions of the normal form of benefit, the Member's right to make (and the effect of) an election to waive such annuity, the right of the Member's spouse to consent in writing to such waiver, and the right to make (and the effect of) a revocation of an election to waive such annuity. In addition, such notice shall describe the eligibility conditions and other material features and relative values of optional forms of benefits.

7.3 Optional Forms of Payment

    (a) Election. In lieu of the normal form of payment prescribed under section 7.1, a Member may elect to receive the Actuarial Equivalent of his Accrued Benefit under an optional form of payment described under subsection (b). A Member's election to receive his Accrued Benefit under an optional form of benefit must be in writing in accordance with section 7.2 and filed with the Administrator within a reasonable time (as determined by the Administrator) before the Annuity Starting Date.

        If the Present Value of a Member's nonforfeitable Accrued Benefit exceeds $3,500 (or such greater amount as promulgated by law or regulations), any election to receive a lump sum payment shall include a waiver of an immediately payable benefit in the normal form pursuant to section 7.2.
    (b) Optional Forms of Payment. The Actuarial Equivalent of a Member's Accrued Benefit under this Plan to which the Member is or will become entitled shall be payable in an optional form as follows:
        (1) Benefits Commencing Prior to Age 55. For Members whose benefits commence prior to age 55, the only optional form of payment available shall be a lump sum payment equal to the Present Value of the Member's nonforfeitable Accrued Benefit.
        (2) Benefit Commencing At or After Age 55. Except as otherwise provided, for Members whose benefits commence at or after age 55, the following optional forms of payment shall be available:
            (A) a  joint  and  survivor   annuity   providing   reduced  monthly
                retirement benefits payable to the Member for life and to a surviving named Beneficiary in an amount equal to 100 percent, 75 percent, or 50 percent of the retired Member's reduced benefit;
            (B) a single life  annuity  providing  monthly  retirement  benefits payable to the Member for life provided that such Member commenced participation in the Plan prior to November 1, 1992, and then, only with respect to that portion of the Member's Accrued Benefit determined as of October 31, 1992;
            (C) payments   over  a  period   certain  in   monthly,   quarterly,
                semiannual, or annual installments; or
            (D) a lump sum payment,  equal to the Present  Value of the Member's nonforfeitable Accrued Benefit.

7.4 Payment of Small Amounts

If the Present Value of the nonforfeitable portion of a Member's Accrued Benefit does not exceed $3,500 (or such greater amount as promulgated by law or regulation), the Administrator shall direct that such amount be paid to the Member in a lump sum payment as soon as administratively feasible following the Member's Break in Service.

7.5 Consent to Early Distribution

In order for a Member's election to begin receiving benefits prior to his Normal Retirement Age to be valid, the Member must consent in writing to such distribution.

A Member's consent under this section 7.5 shall not be valid unless the Member received the written notice and explanation provided under section 7.2(c).

Notwithstanding the foregoing, a Member's consent shall not be required if an immediate lump sum distribution is made pursuant to section 7.4.

7.6 Direct Rollovers of Eligible Rollover Distributions

Effective for Plan Years beginning on or after November 1, 1993 a Member who receives a distribution under the Plan that qualifies as an "eligible rollover distribution" under Code section 402(c)(4) may elect, in a manner prescribed by the Administrator to directly rollover of all of part such distribution to an "eligible retirement plan" as defined under Code section 402(c)(8)(B).

7.7 Required Distributions and Restrictions on Distributions

    (a) General Rule. Notwithstanding anything in the Plan to the contrary, unless the Member otherwise elects in writing, distribution to such Member shall not commence later than the sixtieth day after the close of the Plan Year in which occurs the latest of the following events:
        (1) the Member attains Normal Retirement Age;
        (2) the Member attains the tenth anniversary of the date on which he became a Participant under the Plan; or
        (3) the Member's Break in Service.
    (b) Latest Allowable Commencement Dates. Notwithstanding anything contained in the Plan to the contrary, except as provided under paragraphs (2) and
        (3), a Member's benefits under the Plan shall commence no later than April 1 following the calendar year in which he attains age 70 1/2, regardless of whether his employment with the Company and its Affiliates has terminated.

        Notwithstanding the foregoing, a Member who is a Five-Percent Owner at any time during the Plan Year ending in or with the calendar year in which such Participant attains age 66 1/2, or during any subsequent Plan Year, shall in any event commence to have his benefits distributed to him no later than the April 1 following the calendar year in which such Member attains age 70 1/2, regardless of whether he has incurred a Break in Service.

    (c) Periodic Benefit Payments. No election of an optional form of payment under the Plan will be effective unless the Member's total benefit will be distributed over a period that will not exceed--
        (1) the life of the Member;
        (2) the lives of the Member and the Member's designated Beneficiary; or
        (3) a period  certain  not  extending  beyond  the  joint  life and last survivor expectancy of the Member and the Member's designated Beneficiary.
    (d) Required Distributions Where Member Dies Before Entire Interest is Distributed.
        (1) If benefits have commenced and the Member dies prior to receiving his entire interest under the Plan, the remaining portion of such interest shall be distributed to his designated Beneficiary at least as rapidly as under the method of distribution selected by the Member.
        (2) If the Member dies prior to the commencement of benefits under the Plan and the Member has not designated a Beneficiary, any such remaining interest payable shall be fully paid within the five-year period following his death.
        (3) If--
            (A) any portion of the Member's benefits are payable to a designated
                Beneficiary,
            (B) such  portion  will  be  distributed   over  the  life  of  such
                designated Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and
            (C) such distributions  begin not later than one year after the date of the Member's death, or such later date as the Secretary of the Treasury may by regulations prescribe, the portion referred to in paragraph (3)(A) shall be treated as distributed within the time required under paragraph (2).
        (4) If the designated Beneficiary referred to in paragraph (3)(A) is the surviving spouse of the Member, the date on which distributions are required to begin under paragraph (3)(C) shall not be earlier than the date on which the Member would have attained age 70 1/2.
    (e) Distributions to be Made in Accordance with Treasury Regulations. Distributions under the Plan shall be made in accordance with Treasury regulations under Code section 401(a)(9), including Treasury regulation section 1.401(a)(9)-2.

7.8 Withholding Taxes

The Trustee may withhold from any payment under this Plan any taxes required to be withheld with respect to contributions or benefits under this Plan and such sum as the Employer or Trustee may reasonably estimate as necessary to cover any taxes for which they may be liable and which may be assessed with respect to contributions or benefits under this Plan.

7.9 Notice of Address

Each person entitled to benefits from the Plan must file with the Administrator, in writing, his post office address and each change of post office address. A communication, statement, or notice addressed to any such person at his latest reported post office address will be binding upon him for all purposes of the Plan, and neither the Administrator, the Company, nor the Trustee shall be obliged to search for or ascertain his whereabouts.


Article VIII. Preretirement Death Benefits

8.1 Preretirement Death Benefits--Married Participants
    (a) Eligibility. In the case of a Member who has a nonforfeitable right to all or a portion of his Accrued Benefit, who has a surviving spouse, and who dies prior to his Annuity Starting Date (whether or not such Member is employed by the Company or an Affiliate), there shall be payable to his surviving spouse a Qualified Preretirement Survivor Annuity.
    (b) Marriage Requirement. Notwithstanding subsection (a), a Qualified Preretirement Survivor Annuity shall not be provided unless the Member and his spouse were married through the one-year period ending on the date of the Member's death.
    (c) Commencement. Payment of the Qualified Preretirement Survivor Annuity shall commence on the date selected by the surviving spouse, but no later than the date that would have been the Member's Normal Retirement Date.

        If a Member's spouse elects to have the Qualified Preretirement Survivor Annuity begin prior to the date that would have been the Member's Normal Retirement Date, the amount of benefit payable under the Qualified Preretirement Survivor Annuity shall be reduced in accordance with the reductions for early commencement of deferred vested retirement benefit payments specified in section 6.3(b)(2).

        If a Member's spouse elects to defer the commencement of the Qualified Preretirement Survivor Annuity, the amount of the benefit payable under the Qualified Preretirement Survivor Annuity shall be increased (as if the Member had deferred commencement of his benefit) to reflect such deferred commencement.

    (d) Election to Waive. Each Member eligible for a Preretirement Survivor Annuity under this section 8.1 may elect to waive, or revoke an election to waive, the Qualified Preretirement Survivor Annuity. Any such election to waive, or revocation of such election, may be made at any time within the period beginning on the first day of the Plan Year in which the Member attains age 35 and ending on the date of the Member's death. In the case of a Member whose termination of employment with the Employer and all nonparticipating Affiliates occurs prior to the first day of the Plan Year in which the Member attains age 35, the election and revocation period with respect to benefits accrued before such termination of employment shall begin on the date of such termination. An election to waive the Qualified Preretirement Survivor Annuity under this subsection 8.1 shall not take effect unless the spouse of the
        Member consents in writing to such election and such consent acknowledges the effect of such election, the specific nonspouse Beneficiary or Beneficiaries, if any, the specific optional form of benefit chosen, and is witnessed by a person designated by the Administrator or a notary public. Spousal consent to a waiver of the Qualified Preretirement Survivor Annuity shall be effective only with respect to the spouse signing the consent and shall not be required if the Member establishes to the satisfaction of the Administrator that such consent may not be obtained because of reasons described in the Code or regulations thereunder.

    (e) Notice Requirements. The Administrator shall provide to each Member (by mail or personal delivery), within the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35, a written explanation with respect to the Qualified Preretirement Survivor Annuity. If a Member enters the Plan after the first day of the Plan Year in which he attains age 32, the Administrator shall provide the explanation no later than the close of the third Plan Year following the Member's entry into the Plan. Such explanation shall provide the information required pursuant to section 7.2(d).
    (c) Lump Sum Form of Payment. If the Present Value of the Qualified Preretirement Survivor Annuity payable under this section 8.1--
        (1) does not exceed $3,500 (or such greater amount as promulgated by law or regulations), the Administrator shall direct that such amount be paid in a lump sum; or
        (2) exceeds $3,500, the Member's spouse may elect to have such amount paid in a lump sum as soon as administratively feasible following the Member's death.

8.2 Preretirement Death Benefit--Unmarried Participants

    (a) Eligibility. In the case of a Member who has a nonforfeitable right to all or a portion of his Accrued Benefit, who is unmarried, and who dies prior to his Annuity Starting Date (whether or not such Member is employed by the Company or an Affiliate), there shall be payable to his Beneficiary a preretirement death benefit.
    (b) Amount. The amount of the preretirement death benefit shall equal 50 percent of the Member's Accrued Benefit as of his date of death.
    (c) Form of Payment.  The  preretirement  death  benefit  payable under this section 8.2 shall be paid in the form of an immediate lump sum payment equal to the Present Value of the amount payable pursuant to subsection
        (b) above.
    (d) Commencement. Payment of the preretirement death benefit to the Member's Beneficiary shall be made as soon as is administratively practical following the Member's death.


Article IX. Beneficiary Designation

9.1 Beneficiary Designation

Each Member may designate, upon such forms as shall be provided for that purpose by the Administrator, a Beneficiary or Beneficiaries to receive his interest in the Plan in the event of his death, but the designation of a Beneficiary or Beneficiaries shall not be effective for any purpose unless and until it has been filed by the Member with the Administrator. Notwithstanding the foregoing, in the case of a married Member, the Beneficiary shall be the Member's spouse unless the Member has designated another person as Beneficiary, the spouse has consented in writing to such designation, such consent acknowledges the effect of such election, and the designation of the specific nonspouse beneficiary (including any class of beneficiaries or any contingent beneficiaries), and such consent is witnessed by a plan representative or a notary public. The spouse's consent shall not be required if the spouse cannot be located or because of other circumstances specified by Treasury regulations.

Subject to the above, in the event that a Member does not designate a Beneficiary or Beneficiaries in the same manner as heretofore stated, or if for any reason such designation is legally ineffective, or if such Beneficiary or Beneficiaries predecease the Member or die simultaneously with him or die prior to the complete distribution of the Participant's benefits under the Plan, then, for purposes of the Plan, distribution shall be made by the Trustee in the following order of priority to:
    (a) the Participant's surviving spouse;
    (b) the Participant's surviving children, including adopted children, in equal shares;
    (c) the Participant's surviving parents, in equal shares; or
    (d) the Participant's estate.

Article X. Trustee

10.1 General Responsibilities of Trustee

The Trustee shall have the following general responsibilities with respect to the Plan:

    (a) Consistent with the Plan's Funding Policy and Method, the Trustee shall invest, manage, and control the Plan's assets. However, if the Company appoints an Investment Manager pursuant to section 11.1(c), the Trustee's responsibility over the Plan's assets shall be subject to the Investment Manager's direction with respect to the portion of the Plan's assets managed by the Investment Manager.
    (b) At the direction of the Administrator, the Trustee shall pay any benefits that are owing from the Plan--
        (1) to the Member to whom such benefits are payable, or
        (2) in the event of the Member's death, to the Member's Beneficiary.
    (c) The Trustee shall maintain records of its receipts and disbursements relating to the Plan, and shall furnish to the Company and/or Administrator a written annual report for each Fiscal Year pursuant to section 10.6.
    (d) If the Company appoints more than one Trustee, the Trustees shall act by a majority of their number, but the Company may authorize one or more Trustees to execute any documents relating to the Plan on behalf of all of the Trustees.

10.2 Investment Powers and Duties of Trustee

    (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest in such real estate. In making investments of the Trust Fund, the Trustee shall at all times consider, on the basis of information furnished by the Employer, the Plan's short- and long-term financial needs; among other factors. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may meet the requirements of a qualified retirement plan.
    (b) The Trustee may employ a bank or trust company in accordance with the terms of its usual and customary bank agency agreement, pursuant to which the duties of such bank or trust company shall be of a custodial, clerical, and recordkeeping nature.
    (c) The Trustee may, from time to time, with the consent of the Company, transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the
        Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may, from time to time, with the consent of the Company, withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.
    (d) If any Policies have been issued under the Plan to insure the death benefits to be provided by the Plan, the Trustee, at the direction of the Administrator, shall apply for, own, and pay premiums on such Policies. All such Policies shall, at the direction of the Administrator, be surrendered to the insurer for their cash value or transferred to the Member under the terms of this Plan. The Trustee shall convert the entire value of Policies at retirement into cash or provide for a periodic income (under the terms of this Plan) so that no portion of such value may be used to continue life insurance protection.

10.3 Other Powers of Trustee

The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion.
    (a) To purchase or subscribe for any securities or other property, and to retain such securities. In purchasing any securities, margin accounts may be opened and maintained.
    (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement.
    (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options, and to make any payments incidental to such actions; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, to delegate discretionary powers, and to pay any assessments or charges in connection with such actions; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property.
    (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form; however, the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund.
    (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment of such note by pledging all, or any part, of the Trust Fund. No person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing.
    (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest on such amounts.
    (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee, whether or not such securities or other property would normally be purchased as investments under the Plan.
    (h) To make, execute, acknowledge, and deliver any documents of transfer and conveyance, and any other instruments that may be necessary or appropriate to carry out the powers granted in such documents.
    (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan; to commence or defend suits or legal or administrative proceedings; and to represent the Plan in all suits and legal and administrative proceedings.
    (j) To employ suitable agents and counsel, and to pay their reasonable expenses and compensation. Such agent or counsel may or may not be agent or counsel for the Company.
    (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund, such annuity or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions of such annuity or other Contracts.
    (l) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank.
    (m) To invest in Treasury Bills and other forms of United States Government obligations.
    (n) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations.
    (o) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or an affiliated company of the Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.
    (p) To do all such acts and exercise all such rights and privileges, although not specifically mentioned in the Plan, as the Trustee may deem necessary to carry out the purposes of the Plan.

Except as otherwise authorized, the Trustee shall be prohibited from selling or purchasing stock options. The Trustee shall be expressly authorized to write and sell call options under which the holder of the option has the right to purchase shares of stock held by the Trustee as part of the Trust's assets; provided, however, that such options are traded and sold through a national securities exchange registered under the Securities Exchange Act of 1934, as amended; and provided further, that the exchange through which such options are traded and sold is authorized to provide a market for option contracts pursuant to Rule 9B-1 of the Securities Exchange Act of 1934, as amended; and provided further, that the Trustee at all times up to and including the time of exercise or expiration of any such option holds sufficient stock among the Trust's assets to meet the obligations under such option if exercised.

In addition, the Trustee shall be expressly authorized to purchase and acquire call options for the purchase of shares of stock covered by such options if the options are traded and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended; provided, however, that any such call option is purchased solely in a "closing purchase transaction." For purposes of this section 10.3, a closing purchase transaction shall mean the purchase of an exchange-traded call option, the effect of which is to reduce or eliminate the Trustee's obligations with respect to a stock option contract which the Trustee has previously written and sold in a transaction authorized above.

10.4 Duties of Trustee Regarding Payments

At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the Plan's terms, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

10.5 Trustee's Compensation and Expenses and Taxes

The Trustee shall be paid such reasonable compensation as the Company and the Trustee shall from time to time agree upon in writing. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Company. All taxes of any kind that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the Trust Fund's income, shall be paid from the Trust Fund.

10.6 Annual Report of Trustee

Within 60 days after the later of the Anniversary Date or the receipt of the Employer's contribution for each Fiscal Year, the Trustee shall furnish to the Employer and the Administrator a written statement of account with respect to the Fiscal Year for which such contribution was made, setting forth--
    (a) the net income, or loss, of the Trust Fund;
    (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;
    (c) the increase, or decrease, in the value of the Trust Fund;
    (d) all payments and distributions made from the Trust Fund; and
    (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt of such statement in writing and shall advise the Trustee and/or Administrator of its approval or disapproval of such statement. Failure by the Employer to disapprove any such statement within 30 days after its receipt shall be deemed an approval of such statement. The approval by the Employer of any statement of account shall be binding as to all matters contained in such statement as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer, and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing in this subsection (e) shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

10.7 Audit

    (a) If either the Act or the regulations under the Act require the Plan's records to be audited for any Plan Year, the Administrator shall direct the Trustee to engage an independent qualified public account for such purpose on behalf of all Members. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of the audit setting forth the accountant's opinion as to whether each of the following statements, schedules, or lists, or any others that are required by section 103 of the Act or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:
        (1) statement of the assets and liabilities of the Plan;
        (2) statement of changes in net assets available to the Plan;
        (3) statement of receipts and disbursements, a schedule of all assets held for investment purposes, and a schedule of all loans or fixed income obligations in default at the close of the Plan Year;
        (4) a list of all  leases in default  or  uncollectible  during the Plan
            Year;
        (5) the most recent annual statement of assets and liabilities of any bank common or collective trust fund in which Plan assets are invested or such information regarding separate accounts or trusts with a bank or insurance company as the Trustee and Administrator deem necessary; and
        (6) a schedule of each transaction or series of transactions involving an amount in excess of three percent of Plan assets. All auditing and accounting fees shall be an expense of the Trust Fund and may, at the election of the Administrator, be paid from the Trust Fund.
    (b) If some or all of the information necessary to enable the Administrator to comply with section 103 of the Act is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in section 103(b) of the Act within 120 days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

10.8 Resignation, Removal, and Succession of Trustee

    (a) The  Trustee may resign at any time by  delivering  to the  Company,  at
        least  30  days  before  its  effective   date,  a  written   notice  of
        resignation.
    (b) The Company may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at its last known address, at least 30 days before its effective date, a written notice of removal.
    (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer. Such successor, upon acceptance of its appointment in writing and delivery of its acceptance to the Company, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of its predecessor with like respect as if it were originally named as a Trustee. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of this Plan.
    (d) The Company may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of its predecessor with the like effect as if it were originally named as Trustee immediately upon the death, resignation, incapacity, or removal of its predecessor.
    (e) Whenever any Trustee under the Plan ceases to serve as Trustee, it shall furnish to the Employer and the Administrator a written statement of account with respect to the portion of the Fiscal Year during which it served as Trustee. This statement shall be either--
        (1) included as part of the annual statement of account for the Fiscal Year required under section 10.6; or
        (2) set forth in a special statement, which shall be submitted to the Employer no later than the due date of the annual statement of account for the Fiscal Year.

The procedures set forth in section 10.6 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered pursuant to this subsection (e), and approval by the Employer of any such special statement in the manner provided in section 10.6 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor that has rendered all statements of account required by section 10.6 and this subsection (e).

10.9 Transfer of Interest

Notwithstanding any other provision contained in this Plan, the Trustee, at the request of a Participant and the direction of the Administrator, shall transfer, upon a Member's One-Year Break in Service, any vested interest of such Member in his Accrued Benefit to another trust forming part of a pension, profit sharing, or stock bonus plan maintained by such Participant's new employer and represented by such employer in writing as meeting the requirements of Code section 401(a); provided, however, that the trust to which such transfer is made is legally authorized to receive such transfers and that such transfer qualifies for rollover treatment pursuant to Code section 402(a).

10.10 Nonreversion

The Company shall not have any right, title, or interest in the contributions made to the Trust Fund under the Plan, and no part of the Trust Fund shall revert to the Company, except that--
        (a) Upon complete termination of the Plan and the allocation and distribution of the Trust Fund as provided in the Plan, any funds remaining in the Trust Fund because of an erroneous actuarial computation after the satisfaction of all fixed and contingent liabilities under the Plan with respect to the Company may revert to the Company.
        (b) If a contribution is made to the Trust Fund by the Company by a mistake of fact, then such contribution may be returned to the Company within one year after the payment of the contribution. Any contribution by the Company to the Trust Fund shall be expressly conditioned upon the deductibility of such contribution by the Company, and if any part or all of a contribution is disallowed as a deduction under Code section 404, then to the extent such contribution is disallowed as a deduction, it may be returned to the Company within one year after the disallowance.
        (c) If the Internal Revenue Service initially determines that the Plan does not meet the requirements of Code section 401(a), the Plan shall be null and void from the Effective Date, and any contributions shall be returned to the Company within one year following the determination that the Plan does not meet such requirements, unless the Company elects to make the changes to the Plan necessary to receive a determination from the Internal Revenue Service that the requirements of Code section 401(a) are met.


Article XI. Appointment of Fiduciaries and Administration of the Plan and the Trust Fund

11.1 Powers and Responsibilities of Company

        (a) The Company shall have the sole power to appoint and remove, as it deems necessary, the Trustee and the Administrator in order to--
            (1) properly administer the Plan, and
            (2) assure that the Plan is being operated for the exclusive benefit of the Members and their Beneficiaries in accordance with the Plan's terms, the Code, and the Act.
        (b) The Company shall establish a Funding Policy and Method. The Company may, in its discretion, appoint a qualified person or entity to assist it in establishing a Funding Policy and Method.

            The Company shall communicate its Funding Policy and Method to the Trustee, which shall coordinate the Funding Policy and Method with the Trustee's investment policy. Any such communication shall not, however, constitute a directive to the Trustee regarding the investment of Trust Funds.

            The  Funding  Policy  and  Method  shall  be  consistent   with  the
            objectives of the Plan and with the requirements of Title I of the Act.

    (c) The Company may, in its discretion, appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.
    (d) The Company shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established under this Plan. This requirement may be satisfied by formal periodic review by the Company or by a qualified person specifically designated by the Company, through day-to-day conduct and evaluation, or through other appropriate ways.

11.2 Assignment and Designation of Administrative Authority

The Company shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Company. An Administrator may resign by delivering his written resignation to the Company or be removed by the Company by delivery of written notice of removal, to take effect at a date specified in such resignation or notice, or upon delivery to the Administrator if no date is specified.

Upon the resignation or removal of an Administrator, the Company shall promptly designate in writing a successor to the vacated position. If the Company does not appoint an Administrator, the Company shall function as the Administrator.

11.3 Allocation and Delegation of Responsibilities

If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Company and accepted in writing by each Administrator. In the event that no such delegation is made by the Company, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Company and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Company or the Administrators file with the Trustee a written revocation of such designation.

11.4 Powers, Duties, and Responsibilities of Administrator

The Administrator's primary responsibility shall be to administer the Plan for the exclusive benefit of the Members and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the exclusive right and the discretionary authority to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation, or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied; shall be consistent with the intent that the Plan continue to be a qualified plan under the terms of Code section 401(a); and shall comply with the terms of the Act and all regulations issued pursuant to the Act. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

The Administrator shall have the exclusive right and the discretionary authority to perform all duties relating to the Plan's general administration, including, but not limited to, the following:
    (a) to determine all questions relating to the eligibility of Employees to participate or remain a Participant in the Plan;
    (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled under the Plan;

    (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;
    (d) to maintain all necessary records for the administration of the Plan;
    (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the Plan's terms;
    (f) to determine the size and the type of any Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased. All policies shall be issued on a uniform basis as of each Anniversary Date with respect to all Members under similar circumstances;
    (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;
    (h) to consult with the Employer and the Trustee regarding the short- and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;
    (i) to prepare and distribute to Employees a notice for Members and their Beneficiaries regarding the form in which benefits under the Plan are paid; and
    (j) to assist any Member regarding his rights, benefits, or elections available under the Plan.

11.5 Records and Reports

The Administrator shall keep a record of all actions taken in connection with the Plan's administration and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Members, Beneficiaries, or any other required by law.

11.6 Appointment of Advisers

The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

11.7 Information from Employer

To enable the Administrator to perform its functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require. The Administrator shall advise the Trustee of any relevant information that may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

11.8 Payment of Expenses

All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

11.9 Majority Actions

If the Company appoints more than one Administrator, the Administrators shall act by a majority of their number, but the Company may authorize one or more Administrators to execute any documents relating to the Plan on behalf of all of the Administrators.

11.10 Claims Procedure

Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

11.11 Claims Review Procedure

Any Employee, Member, or Beneficiary who has been denied a benefit on the basis of a decision of the Administrator pursuant to section 11.10 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in section 11.10. The Administrator shall then conduct a hearing within the next 60 days, at which hearing the claimant may be represented by an attorney or any other representative of his choosing and at which hearing the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior to such hearing upon five business days' written notice to the Administrator), the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60-day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.


Article XII. Amendment and Termination

12.1 Amendment and Termination of the Plan

    (a) The Company expects the Plan to be permanent, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company does hereby expressly and specifically reserve the sole and exclusive right at any time to amend, modify, or terminate the Plan by formal action of its board of directors. The Company's right of amendment, modification, or termination of the Plan shall not require the assent, concurrence, or any other action by any Employer notwithstanding that such action by the Company may relate in whole or in part to persons in the employ of an Employer. No amendment of the Plan shall cause any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Members or their Beneficiaries covered by the Plan. Retroactive Plan amendments may not decrease the Accrued Benefit of any Member (determined as of the time the amendment was adopted), except as provided in Code section 412(c)(8) or Act section 4281. Similarly, no Plan amendment shall have the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment.
    (b) Upon termination or partial termination of the Plan in whole or in part, after expenses incident to such termination are deducted, the rights of each Member to benefits accrued to the date of such termination or partial termination shall become 100 percent vested and nonforfeitable to the extent such benefits are funded as of such date.

12.2 Distribution on Termination

Upon termination of the Plan, that portion of any assets then held in the Trust Fund shall be allocated, after payment of all expenses of administration or liquidation, in accordance with amendments to the Plan adopted prior to such allocation and in accordance with section 4044(a) of the Act; provided that any assets remaining after the satisfaction of all benefits accrued to the termination date with respect to Members, and their surviving spouses and Beneficiaries, shall revert to and be distributed to the Company.

Notwithstanding the foregoing, in no event shall assets held in the Trust Fund be used to pay benefits on account of such termination of the Plan to a Member who is a highly compensated employee within the meaning of Code section 414(q) in excess of a benefit that is nondiscriminatory under Code section 401(a)(4).

12.3 Merger or Consolidation or Transfer

In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from, any other plan, each Member in the Plan shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). The Trustee possesses the specific authority to enter merger agreements or direct transfer of asset agreements with trustees of any other retirement plans described in Code section 401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

12.4 Effect of Contingencies Affecting Company

The merger, consolidation, or reorganization of the Company, or the sale by it of all or substantially all of its assets, shall not terminate the Plan if there is delivery to the Company by the successor to the Company, or by the purchaser of all or substantially all of its assets, a written instrument requesting that it be substituted for the Company and agreeing to perform all the provisions hereof which the Company is required to perform. Subject to the provisions of the Act, upon the receipt of said instrument the successor or the purchaser shall be substituted for the Company herein, and the Company shall be relieved and released from any obligations of any kind, character, or description herein or in any Trust Agreement imposed upon it.

12.5 Amendment of Vesting Schedule

If the Plan is amended to provide a different vesting schedule, each person adversely affected--
    (a) who is a Participant during the election period below; and
    (b) who has completed at least three years of Vesting Service may elect to have such amendment disregarded in determining the vested percentage of his Accrued Benefit. That election must be in writing and delivered to the Administrator within the election period. Upon delivery, his election will be irrevocable. The election period shall begin on the date such amendment is adopted and shall end 60 days after the latest of the date--
        (1) the amendment is adopted;
        (2) the amendment becomes effective; or
        (3) the Administrator delivers a written notice of the amendment to the Participant.
No amendment to the Plan's vesting schedule may decrease the vested Accrued Benefit which any Participant or Inactive Participant has earned as of the date of the amendment.

Article XIII. Temporary Restrictions on Benefits

13.1 Temporary Restrictions on Benefits Payable to Certain Highly Compensated Participants

    (a) Plan Termination Restrictions. In the event the Plan is terminated, the benefit of any highly compensated employee, as defined by Code section 414(q), and any highly compensated former employee, shall be limited to a benefit that is nondiscriminatory under Code section 401(a)(4) and the regulations thereunder.
    (b) Pretermination Restrictions. Notwithstanding any other provision in the Plan to the contrary effective November 1, 1993, the Plan shall not make annual payments in excess of the amount that a Participant would have received during the year if such Participant's Accrued Benefit were to be paid in the form of a straight-life annuity if such Participant is--
        (1) a highly compensated employee, as defined under Code section 414(q) and
        (2) is among the 25 Participants in the Plan with the greatest compensation (as defined under Code section 414(q)(7)). The restriction in subsection (b) shall not apply if--
            (A) after the Plan  makes an  annual  payment  otherwise  restricted under subsection (a), the value of all remaining assets in the Trust Fund is at least 110 percent of the value of the Plan's current liabilities, as defined under Code section 412(l)(7);
            (B) the value of the benefit  otherwise  restricted under subsection
                (a) is less than one percent of the value of the Plan's current liabilities, as defined under Code section 412(l)(7); or
            (C) the value of the benefits otherwise  restricted under subsection
                (a) does not exceed $3,500.


Article XIV. Participation in and Withdrawal from the Plan by an Employer

14.1 Participation in the Plan

Any Affiliate which desires to become an Employer hereunder may elect, with the consent of the Company, to become a party to the Plan and Trust Agreement by adopting the Plan for the benefit of its eligible Employees, effective as of the date specified in such adoption--
            (a) by filing with the Company a certified  copy of a resolution  of its board of directors to that effect, and such other instruments as the Company may require; and
            (b) by the  Company's  filing  with the then  Trustee  or  insurance company a copy of such resolution, together with a certified copy of the Company's approval of such adoption.
The adoption resolution or decision may contain such specific changes and variations in Plan or Trust Agreement terms and provisions applicable to such adopting Employer and its Employees as may be acceptable to the Company and the Trustee or insurance company. However, the sole, exclusive right of any other amendment of whatever kind or extent to the Plan or Trust Agreement is reserved by the Company. The Company may not amend specific changes and variations in the Plan or Trust Agreement terms and provisions as adopted by the Employer in its adoption resolution without the consent of such Employer. The adoption resolution or decision shall become, as to such adopting organization and its employees, a part of this Plan as then amended or thereafter amended and the related Trust Agreement. It shall not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust Agreement documents. The coverage date of the Plan for any such adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date, such adopting organization shall assume all the rights, obligations, and liabilities of an individual employer entity hereunder and under the Trust Agreement. The administrative powers and control of the Company, as provided in the Plan and Trust Agreement, including the sole right to amendment, and of appointment and removal of the Administrator, the Trustee, and their successors, shall not be diminished by reason of the participation of any such adopting organization in the Plan and Trust Agreement.

14.2 Withdrawal from the Plan

Any participating Employer, by action of its board of directors or other governing authority, may withdraw from the Plan and Trust Agreement after giving 90 days' notice to the Company, provided the Company consents to such withdrawal. In the event such withdrawal constitutes a partial termination of this Plan, the Administrator shall direct that the assets of the Trust Fund shall be allocated to all Participants in accordance with section 12.2. In the event of such partial termination of the Plan, only the affected Participants in that part of the Plan which is terminated shall have fully vested and nonforfeitable rights in the benefits to be provided by the allocations (unless they were already fully vested prior to the partial termination). Distribution may be implemented through continuation of the Trust Fund, or transfer to another trust fund exempt from tax under Code section 501, or to a group annuity contract qualified under Code section 401, or distribution may be made as an Actuarial Equivalent immediate cash payment in accordance with the directions of the Administrator; provided, however, that no such action shall divert any part of such fund to any purpose other than the exclusive benefit of the Employees of such Employer, prior to the satisfaction of all liabilities under the Plan as provided under section 12.2.


Article XV. Miscellaneous

15.1 Member's Rights

This Plan shall not be deemed to constitute a contract between the Employer and any Member or to be a consideration or an inducement for the employment of any Member or Employee. Nothing contained in this Plan shall be deemed to give any Member or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Member or Employee at any time, regardless of the effect which such discharge shall have upon his status as a Participant.

15.2 Alienation

    (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Member or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the name shall not be recognized by the Trustee, except to such extent as may be required by law.
    (b) The provisions of this section 15.2 shall not apply to the extent a Member or Beneficiary is indebted to the Plan, for any reason, under any provision of the Plan. At the time a distribution is to be made to or for a Member's or Beneficiary's benefit, the proportion of the amount distributed commensurate with such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Member or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from the Member's Vested Accrued Benefit. If the Member or Beneficiary does not agree that the indebtedness is a valid claim against the Member's Vested Accrued Benefit, the Member or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in sections 11.10 and 11.11.

    (c) Notwithstanding the foregoing, the Plan shall make all payments required by a qualified domestic relations order within the meaning of Code section 414(p). The Plan Administrator shall establish a procedure to determine the qualified status of a domestic relations order and to administer distributions under a qualified order. In no event shall a domestic relations order be determined to be a qualified domestic relations order if it requires the Plan to make distributions to an alternate payee prior to the date that a Participant attains "earliest retirement age." Notwithstanding the foregoing, the Plan may make a distribution to an alternate payee prior to the date that a Participant attains "earliest retirement age" if the qualified domestic relations order provides that the Plan and the alternate payee may agree in writing to the earlier distribution, and the distribution is made pursuant to such a written agreement. For purposes of this section 15.2(c), "earliest retirement age" means the date on which the earliest to occur of--
        (1) the date the Member terminates employment with the Company or an Affiliate,
        (2) the date the Member attains age 50, or
        (3) the date the Member dies.

15.3 Unclaimed Amounts

Should the whereabouts of any person entitled to a distribution under the Plan be unknown to the Administrator for a period of five years after the mailing of a notice by registered mail, the interest of such person shall be disposed of in accordance with applicable controlling laws.

15.4 Construction of Plan

This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of Illinois, other than its laws respecting choice of law, to the extent not preempted by the Act.

15.5 Legal Action

In the event that any claim, suit, or proceeding is brought which relates to the Trust or the Plan and to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any costs, attorney's fees, and other expenses pertaining to such claim, suit, or proceeding incurred by them for which they shall have become liable.

15.6 Prohibition Against Diversion of Funds

Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement, or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed to the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of the Members or their Beneficiaries.

15.7 Bonding

Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than ten percent of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in section 412(a)(2) of the Act), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in this Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Company.

15.8 Company's and Trustee's Protective Clause

Neither the Company nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued under the Plan or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

15.9 Insurer's Protective Clause

Any insurer who issues Contracts under this Plan shall not be legally responsible for the validity of this Plan or for the tax or legal aspects of this Plan. Any such insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues under the Plan, or the rules of the insurer.

15.10 Receipt and Release for Payments

Any payment to a Member, his legal representative, a Beneficiary, or a guardian or committee appointed for such Member or Beneficiary in accordance with the provisions of this Plan, shall, to the extent of such payment, be in full satisfaction of all claims under the Plan against the Trustee and the Company, either of whom may require such Member, legal representative, Beneficiary, guardian, or committee, as a condition precedent to such payment, to execute a receipt and a release for such payment in such form as shall be determined by the Trustee or Company.

15.11 Action by Company

Whenever the Company under the terms of this Plan is permitted or required to do or perform any act or matter of thing, such act or matter shall be done and performed by a person duly authorized by its legally constituted authority.

15.12 Named Fiduciaries and Allocation of Responsibility

The "named Fiduciaries" of this Plan are--
    (a) the Employer,
    (b) the Administrator,
    (c) the Trustee, and
    (d) any Investment Manager appointed under the Plan.
The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Plan. In general, the Employer shall have the sole responsibility for making all contributions to the Plan and shall have the sole authority to appoint and remove the Trustee, the Administrator, and any Investment Manager which may be designated under this Plan, to formulate the Plan's Funding Policy and Method, and to amend or terminate, in whole or in part, this Plan. The Administrator shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan. The Trustee shall have the sole responsibility of managing the assets held under the Trust, except those assets for which the management has been assigned to an Investment Manager. In such case, the Investment Manager shall be solely responsible for the management of the assets assigned to it pursuant to the applicable provisions of this Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Plan, authorizing or providing for such direction, information, or action. Further, each named Fiduciary may rely upon any such direction, information, or action of another named Fiduciary as being proper under this Plan, and the named Fiduciary shall not be required under this Plan to inquire into the propriety of any such direction, information, or action. It is intended that each named Fiduciary will be responsible for the proper exercise of its own powers, duties, responsibilities, and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

15.13 Illegality of Particular Provision

The illegality of any particular provision of this Plan shall not affect the Plan's other provisions, but the Plan shall be construed in all respects as if such invalid provision were omitted.

15.14 Effect of Mistake

In the event of a mistake or misstatement as to the age, eligibility, Compensation, Service, or participation of a Member, or as to the amount of any distribution made or to be made to a Member or other person, the Administrator shall, to the extent it deems possible, cause to be withheld or accelerated, or otherwise make adjustment of, such amounts as will in its judgment accord to such Member or other person the distribution to which he is properly entitled under the Plan.

15.15 Absence of Guaranty

The Company does not guarantee or promise to pay, or cause to be paid any of the benefits provided by this Plan. Each Member, Beneficiary, or any other person who claims the right to any payment or benefit under this Plan shall be entitled only to look to the Trust Fund for such payment or benefit and shall not have any right, claim, or demand for payment against the Company.

15.16 Headings

The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the Plan's provisions.

15.17 Uniformity

All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.


Article XVI. Top-Heavy Provisions

16.1 Top-Heavy Rules

The following provisions shall become effective in any Plan Year after 1983 in which the Plan is determined to be a top-heavy plan.
    (a) Determination of Top-Heavy. The Plan will be considered a top-heavy plan for the Plan Year if as of the last day of the preceding Plan Year--
        (1) the present value of the Accrued Benefits of Participants who are key employees (as defined in Code section 416(i)) exceeds 60 percent of the present value of the Accrued Benefits of all Participants (the "60 Percent Test"), or
        (2) the Plan is part of a required aggregation group and the required aggregation group is top-heavy.
        However, and notwithstanding the results of the 60 Percent Test, the Plan shall not be considered a top-heavy plan for any Plan Year in which the Plan is a part of a required or permissive aggregation group which is not top-heavy. The top-heavy ratio shall be computed pursuant to section 416(g) of the Code and the regulations issued thereunder. A required aggregation group is each plan of the Employer in which a key employee is a participant and each other plan of the Employer, if any, which enables such plan to meet the requirements of Code section 401(a)(4) or 410. The Employer may treat any plan not required to be included in an aggregation group as being part of a permissive aggregation group if such group would continue to meet the requirements of Code sections 401(a)(4) and 410 with such plan being taken into account.
    (b) Minimum Benefit. If the Plan is determined to be top-heavy with respect to a Plan Year under the provisions of section 16.1(a), a Participant's Accrued Benefit, adjusted to be an Actuarial Equivalent of an annual benefit payable in the form of a straight life annuity commencing at age 65, shall not be less than the difference between (1) and (2) below:
        (1) subject to the last paragraph of this subsection (b), the product of--
            (A) two percent of the  Participant's  average  annual  compensation during his five highest-paid consecutive years of Benefit Service in which the Plan was a top-heavy plan; and
            (B) the  Participant's  years of Benefit  Service after  November 1,
                1983 in which the Plan was a top-heavy plan; less

        (2) the sum payable to the Participant, adjusted to be an Actuarial Equivalent of an annual benefit payable in the form of a straight life annuity commencing at age 65, from such Participant's account balance attributable to Employer contributions under a defined contribution plan which is included in the required aggregation group as defined above in section 16.1(a).
        Notwithstanding  the foregoing,  the benefit  determined under paragraph
        (1) above of this subsection (b) shall not exceed 20 percent of the Participant's Compensation.

    (c) Minimum Vesting. If the Plan is determined to be top-heavy with respect to a Plan Year under the provisions of section 16.1(n) then a Member's interest in his Accrued Benefit shall become vested in accordance with the following table:


               Years of Credited Service       Vested Percentage

               2 but less than 3                       20%
               3 but less than 4                       40%
               4 but less than 5                       60%
               5 but less than 6                       80%
               6 or more                              100%


    (d) Impact on Maximum Benefits.  Subject to the exceptions  provided in Code section 416(h), for any Plan Year in which the Plan is a top-heavy plan, section 6.4 shall be administered recognizing that paragraphs (2)(B) and
        (3)(B) of section 415(e) of the Code will be applied by substituting "1.0" for "1.25."

                                       * * * * * * * * * *

In Witness Whereof, First National Bank of Joliet has caused this Plan to be signed and its corporate seal to be hereunto affixed by its duly authorized officers, effective as of November 1, 1995, on this ____ day of _______________, 1995.


                                                   First National Bank of Joliet


Attest:
                                                   By /s/
                                                      --------------------------

                                                   Its
                                                       -------------------------
By /s/
   -------------------------------

Its                                                (Corporate Seal)